Exhibit 10.15

                        SETTLEMENT AGREEMENT AND RELEASE
                        --------------------------------


     The parties to this Settlement Agreement and Release (Settlement Agreement) are Charles McCarthy ("McCarthy") and Nighthawk Systems, Inc. ("Nighthawk").

                                    RECITALS
                                    --------

     WHEREAS, McCarthy commenced an action against Nighthawk in the Second Judicial District Court of the State of Nevada entitled Charles R. McCarthy,
                                                            --------------------
Plaintiff,  v.  Nighthawk  Systems,  Inc.,  a  Nevada Corporation, and Does I-X,
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Defendants,  Case  No.  CV03-5406  (the  Litigation);  and
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     WHEREAS,  McCarthy  and  Nighthawk  desire to fully and finally resolve all issues  pertaining  to  the  Litigation  and  the surrounding circumstances; and

     WHEREAS, McCarthy and Nighthawk have reached a compromise and settlement with respect to the Litigation and the surrounding circumstances and do hereby memorialize the terms of their compromise and settlement by entering into this Settlement Agreement, which they do so freely and voluntarily, after having received the benefit of independent counsel and with full knowledge of the binding and conclusive nature thereof.

                                      TERMS
                                      -----

     NOW, THEREFORE, McCarthy and Nighthawk, for and in consideration of the agreements and undertakings contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree to a full and final compromise and settlement of all issues pertaining to the Litigation and the surrounding circumstances in accordance with the following terms and conditions:

1.     Purpose  of  the  Settlement  Agreement.  The  parties to this Settlement
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Agreement  understand and agree that the purpose of this Settlement Agreement is to resolve all disputes relating to the Litigation, including any amounts owed or other claims or causes of action pertaining to the Litigation.

     2.     Payment.  Nighthawk  shall  pay  to  McCarthy  the sum of FIFTY-FIVE
            -------
THOUSAND DOLLARS AND NO/100 DOLLARS ($55,000.00) (the Settlement Payment), according to the following terms and schedule:

          a. $10,000.00, to be wired to the account of Rowe and Hales by 5:00 p.m. October 25, 2004; and

          b. $20,000.00 to be paid to McCarthy within 90 days of the date of execution of this Settlement Agreement; and

          c. $25,000.00 to be paid to McCarthy within one year from the date of the execution of this Settlement Agreement.

     3.     Confessions  of  Judgment.  In the event that payment is not made in
            -------------------------
accordance with the terms set forth above, McCarthy shall be allowed to file with the Court the Confessions of Judgment under the following terms:

          a. If payment of the $20,000.00 described in paragraph 3(b) above is not paid to McCarthy within 91 days of execution of this Settlement Agreement, McCarthy can file with the Court a Confession of Judgment in the amount of $15,000.00; and

          b. If payment of the $25,000.00 described in paragraph 3(c) above is not paid to McCarthy within 366 days of execution of this Settlement Agreement, McCarthy can file with the Court a Confession of Judgment in the amount of $25,000.00.

     4.     Dismissal  of  the Litigation.  The parties agree that following the
            -----------------------------
execution of this Settlement Agreement they will promptly file with the court all papers necessary to effectuate the dismissal of Nighthawk with prejudice from the Litigation.

     5.     Release.  Except as otherwise provided in this Settlement Agreement,
            -------
in consideration of the terms of this Settlement Agreement, McCarthy hereby releases, acquits and discharges Nighthawk and its parents, subsidiaries, affiliates, officers, directors, employees, representatives, insurers, attorneys, successors, assigns, and/or agents from any and all accounts, claims, demands, damages, debts, liabilities, actions, causes of action or suits of whatsoever kind or nature, presently known or unknown, asserted or unasserted, arising out of or relating to the Litigation and the surrounding circumstances. Nighthawk releases McCarthy, save and except for any claims that it may have against the former Board of Peregrine Control Technologies and McCarthy in his capacity as the former Chairman of the Board of Peregrine Control Technologies.

     6.     No  Admission  as  to  Liability.   The  parties  to this Settlement
            --------------------------------
Agreement each acknowledge and agree that this Settlement Agreement is in compromise of disputed claims and contentions and that the settlement made pursuant to this Settlement Agreement shall not be construed as an admission of liability on the part of any party hereto.

     7.     Voluntary  and  Informed  Agreement.  The parties to this Settlement
            -----------------------------------
Agreement represent that each of them is legally sophisticated and represented by counsel and that each of them have read completely and understood fully the terms of this Settlement Agreement. The parties further represent that after receiving advice of counsel they have voluntarily entered into this Agreement to make a full, final and complete compromise of all disputes pertaining to the Litigation existing between them upon the terms and conditions set forth herein. The parties hereto further represent to each other that the releases, waivers, discharges, covenants and agreements provided for in this Settlement Agreement have been knowingly and voluntarily granted and without any duress or undue influence of any nature from any person. The parties hereto represent and warrant to each other that this Settlement Agreement is binding and enforceable in accordance with its terms.




                                        3
     8.     Confidentiality.  The  parties to this Settlement Agreement agree to
            ---------------
keep the terms of this Settlement Agreement confidential and agree not to disclose the terms of the settlement to any third party, except as mandated by law.

     9.     Warranties  of  Authority. The parties to this Settlement Agreement,
            -------------------------
and each of them, expressly warrant and represent to all other parties that each has the full right, title and authority to enter into this Settlement Agreement as provided herein, that no approvals or consents of any other persons, entities, trusts or agencies are necessary to effect the same, and that no claims, damages, settlements, verdicts or recoveries have been assigned, by operation of law or by subrogation or otherwise, to any other person or entity.

     10.    Further  Assurances.  The  parties  shall  execute  such  additional
            -------------------
documents and perform such further acts as may be reasonably necessary to give effect to the purposes and provisions of this Settlement Agreement.

     11.     Binding  Effect.  This Agreement shall be binding upon and inure to
             ---------------
the benefit of the parties hereto and their respective successors, predecessors, parents, affiliates, shareholders, employees, heirs, executors, and administrators.

     12.     Entire  Agreement. This Settlement Agreement constitutes the entire
             -----------------
understanding and agreement between the parties with respect to the subject matter hereof and shall not be amended, supplemented or changed, nor shall any provision hereof be waived or terminated except by written instrument signed by the party against whom enforcement of any such amendment, supplement, modification, waiver or termination is sought. The parties hereto acknowledge and agree that they have not relied upon any representations or warranties other than those expressly contained in this Settlement Agreement in entering into this Settlement Agreement and that no promises, representations, or warranties have been made concerning this Settlement Agreement other than those expressly contained herein.

     13.     Construction.  The  parties  hereto  acknowledge  that each has had
             ------------
input into the drafting of this Settlement Agreement and that this Settlement Agreement represents the parties' joint efforts. Should any dispute arise concerning the meaning or construction of any term or terms of this Settlement Agreement, no term of this Settlement Agreement shall be construed for or against any party as the drafting party. The captions appearing at the commencement of each paragraph are descriptive only and for convenience of reference. In the event of a conflict between such captions and the paragraph at the head of which they appear, the paragraph and not such caption shall govern in the construction of this Settlement Agreement.

     14.     Governing  Law.  The  law of Nevada shall govern the interpretation
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and  enforcement  of  this  Settlement  Agreement.

     15.     Specific  Performance and Settlement Agreement as Defense to Future
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Actions.  The  obligations  and covenants set forth in this Settlement Agreement
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may be specifically enforced in any court of competent jurisdiction by any party or parties entitled to the benefit thereof. This Settlement Agreement may, additionally, be pleaded as a full and complete defense to, and the parties hereto consent that it may be used as the basis for an injunction to halt any action suit or other proceeding based upon claims released by this Settlement Agreement.

     16.     Costs  of  Enforcement.  In  the  event  any  litigation  or  other
             ----------------------
proceeding is brought for the enforcement of this Settlement Agreement, or is brought because of an alleged dispute, default, misrepresentation, or breach in connection with any of the provisions of this Settlement Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, costs and expenses actually incurred in initiating or responding to such proceeding, in addition to any other relief to which such party or parties may be entitled.

     17.     Counterparts and Copies.  This Settlement Agreement may be executed
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in  counterparts  and  shall  be  deemed  executed  when  counterparts  of  this
Settlement Agreement have been executed by all the parties; such counterparts taken together shall be deemed to be the agreement. All fully executed copies of this Settlement Agreement are duplicate originals, equally admissible in evidence.

     18.     Effective  Date.  The effective date of this Settlement Agreement's
             ---------------
execution  shall  be  the  date  indicated  below.

IN WITNESS WHEREOF, this Settlement Agreement has been executed by the parties and attested by their duly authorized representatives this ______ day of ______________, 2004.



                                  ________________________________
                                  CHARLES  R.  MCCARTHY


                                  NIGHTHAWK  SYSTEMS,  INC.

                                  By:  ____________________________
                                       H.  DOUGLAS  SAATHOFF
                                  Its:  Chief  Executive  Officer

                                  APPROVED  AS  TO  FORM  &  CONTENT

                                  ________________________________
                                  JAMES  R.  HALES,  ESQ.
                                  ATTORNEY  FOR  CHARLES  R.  MCCARTHY

                                  ________________________________
                                  JOHN  P.  DESMOND,  ESQ.
                                  RYAN  W.  HERRICK,  ESQ.
                                  JONES  VARGAS
                                  ATTORNEY  FOR  NIGHTHAWK  SYSTEMS,  INC.